  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHEGG, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ANNUAL MEETING OF STOCKHOLDERS OF

CHEGG, INC.

June 12, 2026, at 9:00 a.m. Pacific Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual Meeting of Stockholders, proxy statement, proxy card, and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/18637

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333030300000000 0 061226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of two Class I directors and one Class III director:			
NOMINEES:			
Renee Budig (Class III)	☐	☐	☐
Dan Rosensweig (Class I)	☐	☐	☐
Ted Schlein (Class I)	☐	☐	☐
2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025.	☐	☐	☐
3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio ranging between 1-for-4 and 1-for-15.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. **If no direction is made, this proxy will be voted "FOR" the election of the directors in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ominee #12 O Nominee #13 1. Election of two Class I directors and one Class III director: NOMINEES: Renee Budig (Class III) Dan Rosensweig (Class I) Ted Schlein (Class I) 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025. 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 4. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio ranging between 1-for-4 and 1-for-15. Note: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” the election of the directors in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of CHEGG, INC. To Be Held On: Friday, June 12, 2026, at 9:00 a.m. Pacific Time virtually at edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 29, 2026. Please visit www.astproxyportal.com/ast/18637, where the following materials are available for view: • Notice of Annual Meeting of Stockholders and proxy statement • Proxy Card • Annual Report on Form 10-K TO OBTAIN TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide PROXY MATERIALS: E-MAIL: helpAST@equiniti.com WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit edge.media-server.com/mmc/p/sdui8iii (password: chegg2026) and be sure to have your control number available. TELEPHONE: To vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 This is not a ballot. You cannot use this notice to vote by mail.